                                    Exhibit 7
               Consent of Ernst & Young LLP, Independent Auditors


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

                                                                       Exhibit 7


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 7, 1997 in the Registration Statement (Form S-6 No. 333-05053) and related Prospectus of First Variable Life Insurance Company.



                                        s/ Ernst & Young LLP
                                        --------------------------
                                        ERNST & YOUNG LLP


Boston, Massachusetts
April 30, 1997


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